UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2026

SIM Acquisition Corp. I

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42164	35-2838851
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

725 Fifth Avenue, 22nd Floor, New York, New York 10022

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (833) 746-2001

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	SIMAU	The Nasdaq Stock Market LLC

Class A ordinary shares, par value $0.0001 per share	SIMA	The Nasdaq Stock Market LLC

Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	SIMAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

Entry into a Letter of Intent

On April 26, 2026, SIM Acquisition Corp. I, a Cayman Islands exempted company (the “Company”) and American Industrial Technologies, Inc., a Nevada corporation (“AIT”, together with the Company, the “Parties”) entered into a non-binding Letter of Intent (the “LOI”) for the acquisition (“Acquisition”) by the Company of 100% of the outstanding equity and equity equivalents of AIT upon the terms and conditions to be set forth in certain definitive documents, to be negotiated by the Parties (the “Definitive Documents”).

Among other segments, AIT will operate Q1, which is a 33-year leader in telecommunications that has evolved into a fully integrated platform spanning manufacturing, logistics, distribution, and connected device ecosystems. Building on its deep relationships with Tier 1 and Tier 2 carriers, AIT has scaled a robust Third-Party Logistics and Fourth-Party Logistics and e-commerce infrastructure that supports global distribution across the United States, Europe, and Latin America.

The parties intend to negotiate the Definitive Documents that will incorporate the provisions of the LOI as well as other terms and conditions typical for transactions of this nature. During the initial 45-day period from the date of the LOI, the parties have agreed not to solicit or encourage submission of, or participate in discussions or enter into any agreement regarding any other acquisition proposal, which period will automatically renew for one additional 15-day period if the Parties continue to work in good faith towards negotiation of the proposed transaction.

Other than the provisions relating to confidentiality, expenses, exclusivity, waiver against trust, termination, governing law, jurisdiction, waiver of jury trial and miscellaneous, no terms of the LOI are binding until the Definitive Documents are signed by the Parties.

On April 28, 2026, the Company issued a press release announcing the signing of the LOI. A copy of the press release is furnished hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release, dated April 28, 2026.

104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIM ACQUISITION CORP. I

Date: April 28, 2026	By:	/s/ David Kutcher
Name: David Kutcher
Title: Chief Financial Officer